UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest reported event): August 9, 2010

POSTROCK ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No. 001-34635

DELAWARE	27-0981065
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

210 Park Avenue, Suite 2750
Oklahoma City, Oklahoma (Address of Principal Executive Offices)	73102 (Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 600-7704
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On August 10, 2010, PostRock Energy Corporation (“PostRock”) issued a press release reporting consolidated operating results of PostRock for the three and six months ended June 30, 2010. The press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.
     The information furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by PostRock under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 8.01 Other Events.
          On August 9, 2010, the Compensation Committee of the Board of Directors of PostRock adopted forms of Bonus Share Award Agreement, Option Award Agreement, Restricted Share Award Agreement and Restricted Share Unit Award Agreement under the PostRock Energy Corporation 2010 Long-Term Incentive Plan. The forms of the agreements are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description
10.1	PostRock Energy Corporation 2010 Long-Term Incentive Plan Form of Bonus Share Award Agreement.

10.2	PostRock Energy Corporation 2010 Long-Term Incentive Plan Form of Stock Option Award Agreement.

10.3	PostRock Energy Corporation 2010 Long-Term Incentive Plan Form of Restricted Share Award Agreement.

10.4	PostRock Energy Corporation 2010 Long-Term Incentive Plan Form of Restricted Share Unit Award Agreement.

99.1*	Press Release dated August 10, 2010.

*	Furnished, not filed

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTROCK ENERGY CORPORATION
By:	/s/ David J. Klvac
David J. Klvac
Chief Accounting Officer

Date: August 10, 2010

Index to Exhibits

Exhibit
No.	Description
10.1	PostRock Energy Corporation 2010 Long-Term Incentive Plan Form of Bonus Share Award Agreement.

10.2	PostRock Energy Corporation 2010 Long-Term Incentive Plan Form of Stock Option Award Agreement.

10.3	PostRock Energy Corporation 2010 Long-Term Incentive Plan Form of Restricted Share Award Agreement.

10.4	PostRock Energy Corporation 2010 Long-Term Incentive Plan Form of Restricted Share Unit Award Agreement.

99.1*	Press Release dated August 10, 2010.

*	Furnished, not filed